BURNHAM INVESTORS TRUST

          Supplement dated February 6, 2004 to the Prospectus dated May 1, 2003,as revised December 15, 2003

Closing of Burnham Financial Services Fund

     The Burnham Financial Services Fund will be closed to most new investors effective as of the close of business on February 13, 2004. In addition, the fund also will not accept exchanges from other Burnham funds after this date. YOUR INVESTMENT MUST BE RECEIVED (NOT POSTMARKED) BY THE FUND'S TRANSFER AGENT, PFPC, INC., IN GOOD ORDER, BEFORE THE CLOSE OF TRADING ON THE NEW YORK STOCK EXCHANGE (GENERALLY, 4:00 P.M. EASTERN TIME) NO LATER THAN FEBRUARY 13, 2004. The closing is intended to promote long-term investments in the fund, thereby contributing to a more stable asset base and the continued efficient management of the fund. This decision was made after considering the current size of the fund (approximately $325 million at January 23, 2004) and the availability of stocks of smaller and mid-sized companies that meet the fund's investment criteria. To ensure that quality services are provided to existing and eligible new investors, no changes will be made to the various fees paid by the fund.

     After February 13, 2004, the fund may continue to accept investments from the following persons or entities, who may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted:

     *Current investors in the fund;
     *Employer-sponsored retirement accounts (such as plans qualified under Sections 401, 403 and 457 of the Internal Revenue Code) for which the fund is currently an investment selection. Rollover and transfer IRAs from these plans can be used to open new accounts; and
     *Employees, officers, directors and/or trustees of Burnham
      Financial Group, Burnham Investors Trust and its subadvisers and their immediate family members.

     Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. The fund reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its management's ability to manage the fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the fund; and (iii) close and re-open the fund to new or existing shareholders at any time.

Rule 12b-1 Fees

     The following is added to page 18 of the prospectus:

     The Burnham Fund and the Burnham Financial Services Fund have each adopted a distribution and service plan under Rule 12b-1 for Class A and B shares whereby these funds pay the funds' principal underwriter and distributor, Burnham Securities Inc. (the
"Distributor"), as reimbursement for expenses incurred in connection with distributing fund shares and/or in providing shareholder support services. These services may include, among others: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. The Distributor and/or Burnham Asset Management Corporation may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide these services. Because these funds pay 12b-1 fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the Distributor. This prospectus and the related SAI do not constitute an offer by the funds or by the Distributor to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.
Call Burnham Investors Trust at 1-800-462-2392 for more information.

              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
              WITH THE PROSPECTUS FOR FUTURE REFERENCE